UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  May 15, 2003
                             DYNATRONICS CORPORATION
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-12697

          Utah                                               87-0398434
(State or other jurisdiction of                     (IRS Employer Identification
       incorporation)                                         Number)

                             7030 Park Centre Drive
                           Salt Lake City, Utah 84121
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 568-7000

   Former name or former address, if changed since last report: Not Applicable



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 Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

                  99.1   Press release dated May 15, 2003


Item 9.       Regulation FD Disclosure
              (Furnished under Item 12)

         This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued on March 27, 2003. See "Item 12. Results of Operations and Financial Condition" below.


Item 12.      Results of Operations and Financial Condition.

         On May 15, 2003, Dynatronics Corporation announced its financial results for the third fiscal quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     DYNATRONICS CORPORATION



                                      By: /s/ Kelvyn H. Cullimore
                                         --------------------------------------
                                         Kelvyn H. Cullimore, President and CEO




Date: May 16, 2003